                                                                     Exhibit B.2


                             JOINT FILING AGREEMENT

      Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them.

Date June 20, 2005

                                       CHARLES F. DOLAN, individually and as
                                       Trustee of the Charles F. Dolan 2004
                                       Grantor Retained Annuity Trust

                                       By:       /s/ Charles F. Dolan
                                            ------------------------------------

                                       HELEN A. DOLAN

                                       By:        /s/ Helen A. Dolan
                                            ------------------------------------

                                       JAMES L. DOLAN, individually and as a
                                       Trustee of the D.C. James Trust, the CFD
                                       Trust No. 6, the Marissa Waller 1989
                                       Trust, the Charles Dolan 1989 Trust and
                                       the Ryan Dolan 1989 Trust

                                       By:        /s/ James L. Dolan
                                            ------------------------------------

                                       THOMAS C. DOLAN, individually and as a
                                       Trustee of the D.C. Thomas Trust and the CFD Trust No. 5

                                       By:        /s/ Thomas C. Dolan
                                            ------------------------------------

                                       PATRICK F. DOLAN, individually and as a
                                       Trustee of the D.C. Patrick Trust, the
                                       CFD Trust No. 4 and the Tara Dolan 1989
                                       Trust

                                       By:       /s/ Patrick F. Dolan
                                            ------------------------------------

                                       KATHLEEN M. DOLAN, individually and as a Trustee for Dolan Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse Trust, the D.C. Kathleen Trust and the CFD Trust No. 1

                                       By:       /s/ Kathleen M. Dolan
                                            ------------------------------------

                                       MARIANNE DOLAN WEBER, individually and as a Trustee for Dolan Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse Trust, the D.C. Marianne Trust and the CFD Trust No. 3

                                       By:     /s/ Marianne Dolan Weber
                                            ------------------------------------

                                 Page 30 of 31
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                                       DEBORAH A. DOLAN-SWEENEY, individually
                                       and as a Trustee for Dolan Descendants
                                       Trust, Dolan Progeny Trust, Dolan
                                       Grandchildren Trust, Dolan Spouse Trust, the D.C. Deborah Trust and the CFD Trust No. 2

                                       By:                 *
                                            ------------------------------------

                                       LAWRENCE J. DOLAN, as a Trustee of the
                                       Charles F. Dolan 2001 Family Trust

                                       By:                 *
                                            ------------------------------------

                                       DAVID M. DOLAN, as a Trustee of the
                                       Charles F. Dolan 2001 Family Trust

                                       By:                 *
                                            ------------------------------------

                                       PAUL J. DOLAN, as a Trustee for Dolan
                                       Descendants Trust, Dolan Progeny Trust,
                                       Dolan Grandchildren Trust, Dolan Spouse
                                       Trust, the D.C. Kathleen Trust, the D.C.
                                       James Trust, the CFD Trust No. 1 and the
                                       CFD Trust No. 6 and as Trustee of the CFD
                                       Trust #10

                                       By:                 *
                                            ------------------------------------

                                       MATTHEW J. DOLAN, as a Trustee of the
                                       D.C. Marianne Trust, the D.C. Thomas
                                       Trust, CFD Trust No. 3 and CFD Trust No.
                                       5

                                       By:                 *
                                            ------------------------------------

                                       MARY S. DOLAN, as a Trustee of the D.C.
                                       Deborah Trust, the D.C. Patrick Trust,
                                       the CFD Trust No. 2 and the CFD Trust No.
                                       4

                                       By:                 *
                                            ------------------------------------







* By:       /s/ Brian G. Sweeney
      ------------------------------------
      As Attorney-in-Fact


                                 Page 31 of 31